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                                   EXHIBIT F

                   FORM OF ENVIRONMENTAL INDEMNITY AGREEMENT

                       ENVIRONMENTAL INDEMNITY AGREEMENT
                       ---------------------------------

     THIS ENVIRONMENTAL INDEMNITY AGREEMENT ("Agreement") dated as of the __ day of ________, 199__, made by AFC ENTERPRISES, INC., a Minnesota corporation having an office at Six Concourse Parkway, Suite 1700, Atlanta, Georgia 30328-5352 (the "Indemnitor"), for the benefit of BANCO POPULAR DE PUERTO RICO, having offices at 7 West 51/st/ Street, New York, New York 10019 ("Lender"). All capitalized terms appearing herein and not defined herein shall have the meanings set forth in the Credit Agreement, dated as of the date hereof, between Indemnitor and Lender (the "Credit Agreement").

                                R E C I T A L S
                                - - - - - - - -

     A. [Indemnitor is the actual, record and beneficial owner of the real property more particularly described in Schedule A attached hereto and by this
                                        ----------
reference made a part hereof (the "Land"), together with the improvements located thereon (the ("Improvements"); the Land and the Improvements, collectively, the ("Premises")./Indemnitor is the actual and beneficial owner of the leasehold interest in the real property more particularly described in Schedule A attached hereto and by this reference made a part hereof (the
----------
("Property"), together with a leasehold interest in the improvements located thereon (the ("Improvements"); the Property and the Improvements, collectively, the ("Premises") pursuant to that certain lease dated _________, 199__ (the ("Lease") between __________, as landlord, and Indemnitor, as tenant.]

     B. Lender has agreed to make a loan to Indemnitor in the maximum principal amount of $_________ (the "Loan") to, among other things, finance Indemnitor's acquisition of the Premises and construction of the Improvements.

     C. The Loan will be evidenced by the Note and secured by, among other things, the Mortgage.

     D. To induce Lender to make the Loan and to accept the Note and Mortgage, Indemnitor has agreed to execute and deliver this Agreement, which Agreement is to be executed by Indemnitor and to be binding upon Indemnitor and its successors and assigns.

     E. Lender has refused to make the Loan or accept the Note and Mortgage unless this Agreement is executed by Indemnitor and delivered to Lender.

     NOW, THEREFORE, in consideration of the Loan, and for other good and valuable consideration, the receipt whereof is hereby acknowledged, Indemnitor, for itself, its
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successors and assigns, hereby covenants and agrees with Lender for the benefit of Lender, its indorsees, successors and assigns, as follows:

     1.   Guarantee.  Indemnitor unconditionally guarantees to Lender (i) the
          ---------
prompt payment, when due, of all "Claims and Costs" (as defined in paragraph 2(a) of this Agreement) and (ii) the timely performance of all of the obligations of Indemnitor under this Agreement. All of the obligations guaranteed or undertaken by Indemnitor in clauses (i) and (ii) of this paragraph 1 are hereinafter collectively referred to as the "Obligations".

     2.   Indemnity.  (a) Indemnitor unconditionally agrees to indemnify and
          ---------
hold harmless Lender, its directors, officers, employees, agents, counsel, successors and assigns from and against any and all losses, claims, damages, penalties, liabilities, costs and expenses (including reasonable attorneys' fees and court costs), fines, injuries, penalties, response costs (including the cost of any required or necessary investigation, testing, monitoring, repair, cleanup, detoxification, preparation of any closure or other required plans, or other removal, response or remedial action at or relating to the Premises) (collectively, the "Claims and Costs"), with respect to, as a direct or indirect result of, or arising out of any of the following: (i) any law, ordinance or regulation, lawsuit (brought or threatened), settlement, agreement, consent order or judgment, injunction, restraining order, or requirement of any insurer of the Premises or any portion thereof, relating to the generation, presence, management, disposal, release (or threatened release), escape, seepage, leakage or clean-up of any Hazardous Materials (as hereinafter defined) at, on, in, from or under all or a portion of the Premises or any other real property owned by Indemnitor in violation of any applicable Environmental Law (as hereinafter defined); (ii) the migration of Hazardous Materials from the Premises to any other property or onto the Premises from any property or area adjacent to the Premises or any other real property owned by Indemnitor in violation of any applicable Environmental Law; (iii) the past treatment, disposal or storage of Hazardous Materials or the transportation of Hazardous Materials onto or from the Premises or any other real property owned by Indemnitor in violation of any applicable Environmental Law; or (iv) the incorporation, whether prior or future, of any Hazardous Materials into the Premises in violation of any applicable Environmental Law, except to the extent that any of the foregoing are caused by Lender or Lender's designee after Lender or Lender's designee has taken possession of or acquired title to the Premises by foreclosure or other means.

     (b) For the purpose of this Agreement, the term "Hazardous Materials" shall include, but not be limited to, (i) any substances defined as "hazardous substances," "pollutants," "contaminants," "hazardous materials," "hazardous wastes," or "hazardous or toxic substances" or related materials as now or hereafter defined in any applicable federal, state or local law, regulation, ordinance or directive (collectively, "Environmental Laws"), including but not limited to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. ' 9601, et seq.; the Hazardous Materials Transportation Act, 49
                        ------
U.S.C. ' 1801, et seq.; the Toxic Substances Control Act, 15 U.S.C. ' 2601, et
               -- ---                                                       --
seq.; the Resource Conservation and Recovery Act, as amended, 42 U.S.C. ' 9601,
---
et seq.; the Clean Water Act, 33 U.S.C. ' 1251 et seq.; the Clean Air Act, 42
-- ---                                         -- ---
U.S.C. ' 7412 et seq.; [local environmental laws to be
              -- ---
                                       2
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added]; as any such acts may be amended, modified or supplemented; (ii) those substances listed or otherwise identified in the regulations adopted and publications issued, as may be amended, modified or supplemented, pursuant to any of the above referenced statutes; (iii) lead-based or lead-containing paint; and (iv) any friable asbestos, airborne asbestos, or any substance or material containing asbestos. The term "Hazardous Materials" shall specifically not include the emission, discharge, generation, processing, storage or transportation of any hazardous substances or hazardous materials (including, without limitation, cleaning materials and solvents) pursuant to, and in accordance with, a valid federal or state permit, license or order or otherwise in accordance with applicable Environmental Laws.

     3.   Required Action of Indemnitor.  Indemnitor shall comply with any law,
          -----------------------------
ordinance, regulation, settlement, agreement, consent order, decree, judgment, injunction or directive, affecting the Premises, or any requirement of any insurer of the Premises or any portion thereof, and shall timely perform, or cause to be performed, any investigation, testing, monitoring, repair, cleanup, detoxification, preparation of any closure or other required plans, or other removal, response or remedial action relating to (i) the presence, management, disposal, release or threatened release, escape, seepage or leakage of any Hazardous Materials at, on, in, from or under all or a portion of the Premises or any other real property owned by Borrower in violation of Environmental Laws;
(ii) the migration of Hazardous Materials from the Premises to any other property, or onto the Premises from any property or area adjacent to the Premises in violation of Environmental Laws; (iii) the generation, transportation, storage or disposal of Hazardous Materials onto or from the Premises in violation of Environmental Laws; or (iv) the incorporation, whether prior or future, of any Hazardous Materials into the Premises in violation of Environmental Laws.

     4.   Representations, Warranties and Covenants.  Indemnitor hereby
          -----------------------------------------
represents, warrants and covenants as follows:

          (a) Indemnitor is a corporation duly organized and validly existing under the laws of Minnesota, is fully authorized to do business in the State of [jurisdiction where Premises are located], and has full power and authority to consummate the transactions contemplated hereby.

          (b) This Agreement has been duly executed and delivered by Indemnitor and constitutes the valid and binding obligations of Indemnitor and is enforceable against Indemnitor in accordance with its terms, subject to any limitations under applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors= rights generally and by general equitable principles.

          (c) The consummation of the transactions contemplated hereby and the performance by Indemnitor of its obligations under this Agreement will not result in any breach of, give rise to a lien under, or constitute a default under, any mortgage, deed of trust, lease, bank loan or credit agreement, partnership agreement, corporate charter, by-laws or other agreement or instrument to which Indemnitor is a party or by which it may be bound or affected.

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          (d)  Indemnitor will promptly comply with all conditions of this
Agreement. Indemnitor will promptly (upon transmittal or receipt) deliver to Lender copies of all notices and correspondence with respect to: (i) this Agreement and (ii) any matter for which notice is required under Section 6.7 of the Credit Agreement.

          (e) Indemnitor agrees to pay on written demand all expenses (including reasonable legal services of every kind and cost of any insurance, any payment of taxes or other charges) of, or incidental to, or in any way relating to the enforcement or protection of the rights of Lender hereunder.

          (f) Indemnitor is deriving or expects to derive a financial or other advantage from each and every Obligation incurred by Indemnitor to Lender.

     5.   Defaults.  The following shall constitute a default hereunder (each,
          --------
an "Event of Default"):

          (a) If Indemnitor shall fail to timely perform, or cause to be timely performed, any Obligation and such failure is not cured by Indemnitor within thirty (30) days of written notice of such failure, provided that if such failure is not curable within such thirty (30) day period, then Indemnitor shall have such time as is reasonably required to cure same, provided (x) Indemnitor promptly commences the cure within such thirty (30) day period, (y) thereafter Indemnitor diligently attempts to cure such default, and (z) Lender, in its reasonable judgment, determines that a cure may be effectuated during such additional period;

          (b) If Indemnitor shall fail to comply with any of the covenants made by it in this Agreement, or if at any time any representation or warranty made by Indemnitor to Lender in this Agreement or in any certificate or statement delivered in connection herewith shall be false or misleading to an extent deemed by Lender, in its reasonable judgment, to be material and such failure is not cured by Indemnitor within thirty (30) days of written notice of such failure, provided that if such failure is not curable within such thirty (30) day period, then Indemnitor shall have such time as is reasonably required to cure same, provided (x) Indemnitor promptly commences the cure within such thirty (30) day period, (y) thereafter Indemnitor diligently attempts to cure such default, and (z) Lender, in its reasonable judgment, determines that a cure may be effectuated during such additional period; or

          (c) If at any time Indemnitor shall revoke or attempt in bad faith to revoke, disavow, contest, commence any action or raise any defense against its obligations hereunder.

     6.  Remedies.  Upon the occurrence of an Event of Default hereunder, in
         --------
addition to any other remedy provided for under this Agreement or at law or in equity. Indemnitor hereby authorized Lender, in Lender=s sole discretion, at any time:

          (a) At any time, or from time to time, without notice to Indemnitor or to any other person, any such notice being hereby expressly waived, immediately to set off and appropriate and apply any and all deposits (general or special) at any time held by or owing to

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Lender, if any, which are given to secure the obligations and liabilities of
Indemnitor hereunder to or for the credit or the account of Indemnitor against and on account of the obligations and liabilities of Indemnitor hereunder;

          (b) To foreclose nonjudicially or judicially against any real or personal property security it holds for the Obligations or any part thereof, or exercise any other remedy against Indemnitor or any security; and

          (c) To exercise all other rights and remedies provided under the Mortgage, the Credit Agreement and the other Loan Documents.

     7.   Equitable Relief; Specific Performance.  Indemnitor acknowledges and
          --------------------------------------
agrees that it may be impossible to measure accurately the damages to Lender resulting from a breach of Indemnitor's covenant to satisfy the Obligations and that such a breach will cause irreparable injury to Lender and that Lender may not have an adequate remedy at law in respect of such breach and, as a consequence, agrees that such covenant shall be specifically enforceable against Indemnitor and hereby waives and agrees not to assert any defense against an action for specific performance of such covenant. This clause shall not prejudice Lender's rights to assert any and all claims for damages incurred as a result of Indemnitor's default hereunder, and Lender may, before, during, or after any foreclosure of the Mortgage, hold Indemnitor liable for any deficiency arising from Indemnitor's default hereunder and for all losses and damages sustained and expenses incurred by reason of Indemnitor failing to satisfy the Obligations.

     8.   Waiver of Election of Remedies.  Indemnitor waives any right to
          ------------------------------
require or compel Lender to (a) proceed against or exhaust any security for the Obligations; or (b) pursue any other remedy in Lender's power whatsoever; and failure of Lender to do any of the foregoing shall not exonerate, release or discharge Indemnitor from its absolute, unconditional and independent liabilities to Lender hereunder. Indemnitor hereby waives any and all legal requirements that Lender shall institute any action or proceedings at law or in equity in respect of the Loan or any other Loan Document or resort to or seek to realize upon the security held by Lender, as a condition precedent to bringing an action against Indemnitor upon this Agreement.

     9.   Right of Separate Actions.  Lender may bring and prosecute a separate
          -------------------------
action against Indemnitor to enforce its liabilities hereunder, whether or not any action is brought against any other person and whether or not any other person is joined in any such action or actions. Nothing shall prohibit Lender from exercising its rights against Indemnitor, any security for the Obligations, and any other person simultaneously, jointly and/or severally.

     10.  Waiver of Rights of Subrogation.  Indemnitor hereby irrevocably waives
          -------------------------------
any rights to be subrogated to the rights of Lender with respect to the Obligations. No failure on the part of Lender to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Lender

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of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power.

     11.  Waiver of Notice, Consent, Etc.  (a)  This Agreement shall be
          -------------------------------
construed as a continuing, absolute and unconditional indemnity.

          (b) Indemnitor hereby waives notice of acceptance of this Agreement by Lender and of presentment, demand, protest, notice of protest and of dishonor, notices of default (except as otherwise expressly provided herein) and all other notices relative to this Agreement of every kind and description now or hereafter provided by any other agreement between Indemnitor and Lender or any statute or rule of law.

          (c) Indemnitor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations or of the reliance by Lender upon this Agreement. Said Obligations, and each of them, shall conclusively be deemed to have been created, contracted, or incurred in reliance upon this Agreement and all dealings between Indemnitor and Lender shall likewise be conclusively presumed to have been made or consummated in reliance upon this Agreement.

          (d) Indemnitor hereby agrees that the terms, covenants and provisions contained in the Note, the Credit Agreement, the Mortgage or in any other Loan Document may be altered, extended, modified, waived, released or canceled by Lender, and Indemnitor agrees that this Agreement and its liability hereunder shall be in no way affected, diminished or released by any such alteration, extension, modification, release, waiver or cancellation.

     12.  Waiver of Priority of Collateral.  Indemnitor hereby agrees that, in
          --------------------------------
the event that any of its property is or may be hypothecated as security for any of its obligations under any other Loan Document, any right of Indemnitor to have such other property first applied to the discharge of such obligations is hereby irrevocably waived by Indemnitor. Indemnitor hereby expressly recognizes that any of its property which is or may be hereafter hypothecated pursuant to the Mortgage is security for such obligations and is not security for this Agreement.

     13.  No Discharge; Remedies Cumulative.  Indemnitor shall not be
          ---------------------------------
discharged, released or exonerated, in any way, from its absolute, unconditional and independent liabilities hereunder, even though any rights or defenses which Indemnitor may have against Lender or others may be destroyed, diminished or otherwise affected by:

          (a) Any declaration by Lender of a default in respect of any of the Obligations;

          (b) The exercise by Lender of any rights or remedies against Indemnitor or any other person under any other Loan Document;

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          (c)  The failure of Lender to exercise any rights or remedies against
Indemnitor or any other person under any other Loan Document;

          (d) The sale or enforcement of, or realization upon (through judicial foreclosure, power of sale or any other means) any security for any of the Obligations, even though (i) recourse may not thereafter be had against Indemnitor under any other Loan Document for any deficiency, or (ii) Lender fails to pursue any such recourse which might otherwise be available, whether by way of deficiency judgment following judicial foreclosure or otherwise; and no such action by Lender will release or limit the liability of Indemnitor to Lender. All rights and remedies of Lender hereunder or under any of the Loan Documents shall be cumulative and may be exercised singularly or concurrently against the party to whom enforcement is sought. The rights of Lender under this Agreement are in addition to and not in diminution of the rights of Lender under any other Loan Document.

     14.  Survival.  Each and every of the terms, covenants and conditions of
          --------
this Agreement shall survive the repayment of Indemnitor's obligations under the Loan Documents, and Indemnitor shall not be released by any act or thing which might, but for this provision, be deemed a legal or equitable discharge of a surety, or by reason of any waiver, extension, modification, forbearance or delay or other act or omission of Lender or its failure to proceed promptly or otherwise, or by reason of any action taken or omitted or circumstance which may or might vary the risk or affect the rights or remedies of Indemnitor or by reason of any further dealings between Indemnitor and Lender, whether relating to the Loan or otherwise, and Indemnitor hereby expressly waives and surrenders any defenses to its liability hereunder based upon any of the foregoing acts, omissions, things or agreements or waivers of Lender; it being the purpose and intent of the parties hereto that the obligations of Indemnitor hereunder shall survive the repayment of Indemnitor's obligations under the Loan Documents and are absolute and unconditional under any and all circumstances.

     15.  Notices.  Any notice, demand, statement, request or consent made
          -------
hereunder shall be in accordance with and as provided in Section 9.2 of the Credit Agreement.

     16.  Entire Agreement.  This Agreement represents the entire agreement
          ----------------
between Indemnitor and Lender with respect to the matters referred to herein, and no waiver or modification hereof or thereof shall be effective unless in writing and signed by Lender and Indemnitor.

     17.  GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE
          -------------
PARTIES HEREUNDER SHALL BE CONSTRUED, ENFORCED, AND INTERPRETED ACCORDING TO THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE IN AND PERFORMED IN THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS. UNLESS THE TEXT OTHERWISE REQUIRES, ALL TERMS USED HEREIN SHALL HAVE THE MEANING SPECIFIED IN THE UNIFORM COMMERCIAL CODE

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AS IN EFFECT IN THE STATES OF NEW YORK AND __________ AT THE DATE HEREOF.

     18.  Successors and Assigns.  This Agreement shall be binding upon
          ----------------------
Indemnitor and upon its successors and assigns and shall inure to the benefit of Lender and its indorsees, successors and assigns.

     19.  Time of the Essence.  Time shall be of the essence with regard to the
          -------------------
performance by Indemnitor of its obligations under this Agreement.

     20.  Waiver of Trial by Jury.  To the extent permitted by law, Lender and
          -----------------------
Indemnitor shall and hereby do waive trial by jury in any action, proceeding or counterclaim brought by any of the parties hereto against the other on any matters arising out of or in any way connected to the Loan, this Agreement or any of the other Loan Documents.

     IN WITNESS WHEREOF, this Agreement has been executed by the undersigned as of the date first above written.


                              AFC ENTERPRISES, INC.,
                              a Minnesota corporation



                              By:_____________________________
                              Name:___________________________
                              Title:__________________________
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                                  SCHEDULE A

                               LEGAL DESCRIPTION

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